UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 1, 2008
Williams Pipeline Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33917	26-0834035

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172-0172

(Address of principal executive offices)		(Zip Code)
(918) 573-2000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On May 1, 2008, Williams Pipeline Partners L.P. (“Williams Pipeline”) issued a press release announcing its financial results for the quarter ended March 31, 2008. A copy of the press release and its accompanying reconciliation schedule are incorporated by reference as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying reconciliation schedule are being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release dated May 1, 2008, and its accompanying reconciliation schedule, publicly announcing its first quarter 2008 financial results.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 1, 2008

WILLIAMS PIPELINE PARTNERS L.P. By: Williams Pipeline GP LLC, its General Partner
By:	/s/ Donald R. Chappel
Donald R. Chappel,
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Copy of Williams Pipeline Partners L.P.’s press release dated May 1, 2008, and its accompanying reconciliation schedule, publicly announcing its first quarter 2008 financial results.